:PLL ARBN 647 286 360 :PLL November 7, 2023 EARNINGS PRESENTATION THIRD QUARTER 2023

: PLL : PLL DISCLAIMERS

: PLL : PLL CORPORATE SNAPSHOT KEITH PHILLIPS MICHAEL WHITE PATRICK BRINDLE ▪ ▪ ▪ ▪ ▪ ▪

: PLL : PLL PIEDMONT DEVELOPMENT PIPELINE

: PLL : PLL BECOMING A CONCENTRATE SUPPLIER BECOMING A CONCENTRATE SUPPLIER Many exploration and development stage projects but limited projects in production

: PLL : PLL Contract prices traditionally backward looking; spot prices increasingly forward looking $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Fastmarkets Platts SMM $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Fastmarkets Platts SMM LITHIUM MARKETS

MICHAEL WHITE EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FINANCIALS

: PLL : PLL $47.1 $16.2 $1.1929,011 $94.5 $0.88 Q3 2023 FINANCIAL HIGHLIGHTS $1,624 $805

: PLL : PLL SOURCES AND USES OF CASH

: PLL : PLL Q4 2023 OUTLOOK

: PLL : PLL ▪ ▪ ▪ • • • ▪ ▪ ▪ ▪ Piedmont is an owner and the largest customer of Sayona Quebec QUEBEC STRUCTURE

OPERATIONS AND PROJECTS UPDATE PATRICK BRINDLE EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER

: PLL : PLL Illustrative plan to become a leading North American lithium producer DEVELOPMENT STRATEGY

: PLL : PLL Q3 2023 OPERATIONAL RESULTS SUMMARY

: PLL : PLL NORTH AMERICAN LITHIUM RESTART ▪ ▪ ▪ ▪ ▪ ▪ ▪ Ramp continues to progress; 6% quarter-over-quarter increase in production

: PLL : PLL NAL – OPTIMIZATION EFFORTS Completing final restart construction activities and implementing controls upgrades ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

: PLL : PLL NAL – NEW DRILLING RESULTS Discoveries of thick, high-grade, lithium bearing pegmatites may lead to resource expansion, longer mine life ▪ ▪ ▪ ▪

: PLL : PLL GHANA Ewoyaa Project advances in Q3 2023 with receipt of Mining Lease ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

: PLL : PLL TENNESSEE LITHIUM 100% owned by Piedmont Lithium ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

: PLL : PLL TENNESSEE LITHIUM Acquisition of foundry provides opportunities for capex improvements ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

: PLL : PLL CAROLINA LITHIUM Planned fully-integrated 30,000 tpy LiOH operation 100% owned by Piedmont Lithium ▪ ▪ ▪ ▪ ▪

MARKETS AND FUNDING KEITH PHILLIPS PRESIDENT & CHIEF EXECUTIVE OFFICER

: PLL : PLL MARKET GROWTH

: PLL : PLL SUPPLY CHAIN DEVELOPMENTSUPPLY CHAIN DEVELOPMENT U.S. battery plants expected to require ~40x1 current U.S. lithium hydroxide capacity

HISTORICAL SUPPLY CHAIN DEVELOPMENT

PIEDMONT LITHIUM

Company	Project	Development	Type
Allkem	Olaroz Stage I	Greenfield	Brine
Albemarle	La Negra II+	Brownfield	Brine
Altura Mining	Pilgangoora	Greenfield	Hard Rock
AMG	Mibra	Greenfield	Hard Rock
Pilbara Minerals	Pilgangoora Stage I	Greenfield	Hard Rock
Mineral Resources	Wodgina	Brownfield	Hard Rock
Albemarle / IGO	Greenbushes Expansion	Brownfield	Hard Rock
SQM	Atacama Expansion	Brownfield	Brine
Sigma Lithium	Grota do Cirilo Stage I	Greenfield	Hard Rock
Core Lithium	Finniss	Greenfield	Hard Rock
LAC / Ganfeng	Cauchari-Olaroz	Greenfield	Brine
Nemaska	Whabouchi	Greenfield	Hard Rock
Allkem	Olaroz Stage II	Brownfield	Brine
Livent	Hombre Muerto Expansion	Brownfield	Brine
Critical Elements	Rose	Greenfield	Hard Rock
Pilbara Minerals	Pilgangoora Stage II	Brownfield	Hard Rock
SQM	Atacama Expansion II	Brownfield	Brine
Allkem	Sal de Vida	Greenfield	Brine
ioneer	Rhyolite Ridge	Greenfield	Hard Rock
Piedmont Lithium	Carolina Lithium	Greenfield	Hard Rock
Tianqi / IGO	Kwinana	Greenfield	Converter
Lithium Power Intl	Maricunga	Greenfield	Brine
Wesfarmers / SQM	Mt Holland	Greenfield	Hard Rock
Albemarle	Kemerton I/II	Greenfield	Converter
LAC	Thacker Pass	Greenfield	Clay
Leo Lithium	Goulamina	Greenfield	Hard Rock
Liontown Resources	Kathleen Valley	Greenfield	Hard Rock


2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
1H'14
2H'14
1H'15
2H'15
1H'16
2H'16
1H'17
2H'17
1H'18
2H'18
1H'19
2H'19
1H'20
2H'20
1H'21
2H'21
1H'22
2H'22
1H'23
2H'23

= PFS / DFS Complete > Planned Start Date
= Planned start date > Actual Start Date
= Ramp Up
= Steady State

25
Source: Canaccord Genuity equity research

: PLL : PLL ACTIVE M&A MARKET Strategic investors accumulating spodumene assets in Tier 1 locations ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

: PLL : PLL ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Disciplined Growth – low capex / high return upstream projects first; downstream when ready FUNDING OUR GROWTH

Q&A

: PLL : PLL Q4 2023 INVESTOR RELATIONS EVENTS

NON-GAAP RECONCILIATIONS

: PLL : PLL DEFINITIONS OF NON-GAAP MEASURES NON-GAAP MEASURES DESCRIPTION

: PLL : PLL ADJUSTED NET INCOME (LOSS) Net income (loss) attributable to Piedmont stockholders is reconciled to adjusted net income (loss)

: PLL : PLL ADJUSTED NET INCOME (LOSS) Net income (loss) attributable to Piedmont stockholders is reconciled to adjusted net income (loss)

: PLL : PLL EBITDA AND ADJUSTED EBITDA Net income (loss) attributable to Piedmont stockholders is reconciled to EBITDA and adjusted EBITDA

:PLL ARBN 647 286 360 :PLL THIRD QUARTER 2023 EARNINGS PRESENTATION